[New York Life Letterhead]








                                 August 7, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      MainStay Institutional Funds Inc.
                  File Nos. 33-36962; 811-6175

Ladies and Gentlemen:

         This serves as notification of the existence of a Spanish language version of the MainStay Institutional Funds Inc.'s (the "Company's") annual report for the fiscal year ended December 31, 1997 (the "Annual Report").

         Pursuant to Rule 306 of Regulation S-T, we hereby represent that a fair and accurate English translation of the Company's Spanish language Annual Report may be found in the Company's N-30D filing made March 6, 1998 (accession no. 0000950109-98-001634).

         If you have any questions with respect to the above, please do not hesitate to contact Jeffrey L. Steele at (202) 626-3314 or the undersigned at
(212) 576-8149.

                                                      Sincerely,


                                                      /s/ Sara L. Badler

                                                      Sara L. Badler


cc:  Jeffrey L. Steele
     Dechert Price & Rhoads